CZECH INDUSTRIES, INC.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Michael Sumichrast, August A. de Roode and Martin A. Sumichrast as Proxies, each with the full power of substitution, and hereby authorizes each of them, to represent and vote, as designated on the reverse hereof, all shares of Common Stock of Czech Industries, Inc. (the "Company") held of record by the undersigned on August 19, 1996, at the Special Meeting of Stockholders to be held on September 10, 1996, or any adjournment thereof, upon all such matters as may properly come before the Meeting.

          (THE PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

|X|Please mark your votes as in this example.

If you plan to attend the Special Meeting, place an X in this box.  |_|

           1. Proposal No. 1: Approval of an amendment to Article FOURTH of the Company's Certificate of Incorporation to effect a one-for-five reverse split of the Company's Common Stock and to reduce the number of authorized shares of Common Stock (The Board of Directors recommends a vote "FOR" approval.)

                          FOR      AGAINST     ABSTAIN
                          |_|        |_|          |_|

           2. In their discretion upon such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

           STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.



SIGNATURE: _________________________________________ DATE: ________________


SIGNATURE: _________________________________________ DATE: ________________
                 (SIGNATURE IF HELD JOINTLY)

          NOTE: Please sign exactly as name or names appear on stock certificate as indicated hereon. Joint owners should each sign. When signing as attorney, executor, administrator or guardian, please give full title as such.